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                        SECOND AMENDMENT TO GROUND LEASE

This Second Amendment to Ground Lease (the "Amendment"), dated as of October 26, 1993, is made by and between THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Lessor"), and TREASURE ISLAND CORP., a Nevada corporation ("Lessee").

     1. AMENDMENT TO GROUND LEASE. Lessor and Lessee hereby amend the definition of "Occupancy Date" in Section 1 of the Ground Lease, dated as of March 1, 1992, as subsequently amended, between Lessor and Lessee (the "Ground Lease"), by deleting the existing definition thereof in its entirety and replacing it with the following:

          ""Occupancy Date" means October 26, 1993."

     2. NO OTHER CHANGES. Except as modified by Paragraph 1 of this Amendment, the Ground Lease shall continue unmodified and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                            LESSEE:

                                            Treasure Island Corp.



                                            By: /s/JOHN STRZEMP
                                                -----------------------------
                                                Name: John Strzemp
                                                Title:Chief Financial Officer


                                            LESSOR:

                                            THE MIRAGE CASINO-HOTEL



                                            By: /s/DOUGLAS G. POOL
                                                -----------------------------
                                                Name: Douglas G. Pool
                                                Title: Chief Financial Officer



















                                 EXHIBIT 10(bbb)